                                                                   EXHIBIT 4-218

                                  EXECUTED IN              COUNTERPARTS
                                  OF WHICH THIS IS COUNTERPART NO.

                           THE DETROIT EDISON COMPANY
                              (2000 Second Avenue,
                            Detroit, Michigan 48226)

                                       TO
                             BANKERS TRUST COMPANY
                              (Four Albany Street,
                           New York, New York 10015)

                                                  AS TRUSTEE

                            ------------------------

                                   INDENTURE
                           Dated as of June 15, 1994

                            ------------------------

                   SUPPLEMENTAL TO MORTGAGE AND DEED OF TRUST
                          DATED AS OF OCTOBER 1, 1924

                                 PROVIDING FOR

                               (A) 1994 SERIES BP

                                      AND

                         (B) RECORDING AND FILING DATA
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                                        i

                               TABLE OF CONTENTS*

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                                                                  PAGE
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PARTIES.....................................................        1
RECITALS
  Original Indenture and Supplemental.......................        1
  Issue of Bonds under Indenture............................        1
  Bonds heretofore issued...................................        1
  Reason for creation of new series.........................        5
  Bonds to be 1994 Series BP................................        5
  Further Assurance.........................................        5
  Authorization of Supplemental Indenture...................        5
  Consideration for Supplemental Indenture..................        5

                          PART I.
            CREATION OF THREE HUNDRED FOURTEENTH
                      SERIES OF BONDS

            GENERAL AND REFUNDING MORTGAGE BONDS,
                      1994 SERIES BP
Sec. 1. Certain terms of Bonds of 1994 Series BP............        6
Sec. 2. Redemption of Bonds of 1994 Series BP...............        7
Sec. 3. Redemption of Bonds of 1994 Series BP in event of
acceleration of
        Strategic Fund Revenue Bonds........................        8
Sec. 4. Form of Bonds of 1994 Series BP.....................        8
        Form of Trustee's Certificate.......................       13

                         PART II.
                 RECORDING AND FILING DATA

Recording and filing of Original Indenture..................       14
Recording and filing of Supplemental Indentures.............       14
Recording of Certificates of Provision for Payment..........       19

                        PART III.
                      THE TRUSTEE

Terms and conditions of acceptance of trust by Trustee......       19

                        PART IV.
                      MISCELLANEOUS

Confirmation of Section 318(c) of Trust Indenture Act.......       19
Execution in Counterparts...................................       19
Testimonium.................................................       20
Execution...................................................       20
Acknowledgment of execution by Company......................       20
Acknowledgment of execution by Trustee......................       21
Affidavit as to consideration and good faith................       22

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* This Table of Contents shall not have any bearing upon the interpretation of any of the terms or provisions of this Indenture.
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                                        1

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PARTIES.                 SUPPLEMENTAL INDENTURE, dated as of the fifteenth day of
                         June, in the year one thousand nine hundred and ninety-four, between THE DETROIT EDISON COMPANY, a corporation organized and existing under the laws of the State of Michigan and a transmitting utility (hereinafter called the "Company"),
                         party of the first part, and BANKERS TRUST COMPANY, a
                         corporation organized and existing under the laws of the
                         State of New York, having its corporate trust office at Four
                         Albany Street, in the Borough of Manhattan, The City and
                         State of New York, as Trustee under the Mortgage and Deed of
                         Trust hereinafter mentioned (hereinafter called the "Trus-
                         tee"), party of the second part.

ORIGINAL                 WHEREAS, the Company has heretofore executed and delivered
INDENTURE AND            its Mortgage and Deed of Trust (hereinafter referred to as
SUPPLEMENTALS.           the "Original Indenture"), dated as of October 1, 1924, to the Trustee, for the security of all bonds of the Company
                         outstanding thereunder, and pursuant to the terms and
                         provisions of the Original Indenture, indentures dated as
                         of, respectively, June 1, 1925, August 1, 1927, February 1,
                         1931, June 1, 1931, October 1, 1932, September 25, 1935,
                         September 1, 1936, November 1, 1936, February 1, 1940,
                         December 1, 1940, September 1, 1947, March 1, 1950, November
                         15, 1951, January 15, 1953, May 1, 1953, March 15, 1954, May
                         15, 1955, August 15, 1957, June 1, 1959, December 1, 1966,
                         October 1, 1968, December 1, 1969, July 1, 1970, December
                         15, 1970, June 15, 1971, November 15, 1971, January 15,
                         1973, May 1, 1974, October 1, 1974, January 15, 1975,
                         November 1, 1975, December 15, 1975, February 1, 1976, June
                         15, 1976, July 15, 1976, February 15, 1977, March 1, 1977,
                         June 15, 1977, July 1, 1977, October 1, 1977, June 1, 1978,
                         October 15, 1978, March 15, 1979, July 1, 1979, September 1,
                         1979, September 15, 1979, January 1, 1980, April 1, 1980,
                         August 15, 1980, August 1, 1981, November 1, 1981, June 30,
                         1982, August 15, 1982, June 1, 1983, October 1, 1984, May 1,
                         1985, May 15, 1985, October 15, 1985, April 1, 1986, August
                         15, 1986, November 30, 1986, January 31, 1987, April 1,
                         1987, August 15, 1987, November 30, 1987, June 15, 1989,
                         July 15, 1989, December 1, 1989, February 15, 1990, November
                         1, 1990, April 1, 1991, May 1, 1991, May 15, 1991, September
                         1, 1991, November 1, 1991, January 15, 1992, February 29,
                         1992, April 15, 1992, July 15, 1992, July 31, 1992, November
                         30, 1992, December 15, 1992, January 1, 1993, March 1, 1993,
                         March 15, 1993, April 1, 1993, April 26, 1993, May 31, 1993,
                         June 30, 1993, June 30, 1993, September 15, 1993 and March
                         1, 1994 supplemental to the Original Indenture, have
                         heretofore been entered into between the Company and the
                         Trustee (the Original Indenture and all indentures
                         supplemental thereto together being hereinafter sometimes
                         referred to as the "Indenture"); and

ISSUE OF                 WHEREAS, the Indenture provides that said bonds shall be
BONDS UNDER              issuable in one or more series, and makes provision that the
INDENTURE.               rates of interest and dates for the payment thereof, the
                         date of maturity or dates of maturity, if of serial
                         maturity, the terms and rates of optional redemption (if
                         redeemable), the forms of registered bonds without coupons of any series and any other provisions and agreements in
                         respect thereof, in the Indenture provided and permitted, as the Board of Directors may determine, may be expressed in a supplemental indenture to be made by the Company to the
                         Trustee thereunder; and

BONDS HERETOFORE         WHEREAS, bonds in the principal amount of Eight billion
ISSUED.                  eighty-five million six hundred forty-two thousand dollars
                         ($8,085,642,000) have heretofore been issued under the
                         indenture as follows, viz:

                              (1)  Bonds of Series A                  -- Principal Amount $26,016,000,
                              (2)  Bonds of Series B                  -- Principal Amount $23,000,000,
                              (3)  Bonds of Series C                  -- Principal Amount $20,000,000,
                              (4)  Bonds of Series D                  -- Principal Amount $50,000,000,
                              (5)  Bonds of Series E                  -- Principal Amount $15,000,000,
                              (6)  Bonds of Series F                  -- Principal Amount $49,000,000,
                              (7)  Bonds of Series G                  -- Principal Amount $35,000,000,
                              (8)  Bonds of Series H                  -- Principal Amount $50,000,000,
                              (9)  Bonds of Series I                  -- Principal Amount $60,000,000,
                             (10)  Bonds of Series J                  -- Principal Amount $35,000,000,
                             (11)  Bonds of Series K                  -- Principal Amount $40,000,000,

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                                        2

                             (12)  Bonds of Series L                  -- Principal Amount $24,000,000,
                             (13)  Bonds of Series M                  -- Principal Amount $40,000,000,
                             (14)  Bonds of Series N                  -- Principal Amount $40,000,000,
                             (15)  Bonds of Series O                  -- Principal Amount $60,000,000,
                             (16)  Bonds of Series P                  -- Principal Amount $70,000,000,
                             (17)  Bonds of Series Q                  -- Principal Amount $40,000,000,
                             (18)  Bonds of Series W                  -- Principal Amount $50,000,000,
                             (19)  Bonds of Series AA                 -- Principal Amount
                                                                      $100,000,000,
                             (20)  Bonds of Series BB                 -- Principal Amount $50,000,000,
                             (21)  Bonds of Series CC                 -- Principal Amount $50,000,000,
                             (22)  Bonds of Series UU                 -- Principal Amount
                                                                      $100,000,000,
                          (23-31)  Bonds of Series DDP Nos. 1-9       -- Principal Amount $14,305,000,
                          (32-45)  Bonds of Series FFR Nos. 1-14      -- Principal Amount $45,600,000,
                          (46-67)  Bonds of Series GGP Nos. 1-22      -- Principal Amount $42,300,000,
                             (68)  Bonds of Series HH                 -- Principal Amount $50,000,000,
                          (69-90)  Bonds of Series IIP Nos. 1-22      -- Principal Amount $3,750,000,
                          (91-98)  Bonds of Series JJP Nos. 1-8       -- Principal Amount $6,850,000,
                         (99-106)  Bonds of Series KKP Nos. 1-8       -- Principal Amount $14,890,000,
                        (107-121)  Bonds of Series LLP Nos. 1-15      -- Principal Amount $8,850,000,
                        (122-142)  Bonds of Series NNP Nos. 1-21      -- Principal Amount $47,950,000,
                        (143-160)  Bonds of Series OOP Nos. 1-18      -- Principal Amount $18,880,000,
                        (161-179)  Bonds of Series QQP Nos. 1-19      -- Principal Amount $13,650,000,
                        (180-194)  Bonds of Series TTP Nos. 1-15      -- Principal Amount $3,800,000,
                            (195)  Bonds of 1980 Series A             -- Principal Amount $50,000,000,
                        (196-220)  Bonds of 1980 Series CP Nos. 1-25  -- Principal Amount $35,000,000,
                        (221-231)  Bonds of 1980 Series DP Nos. 1-11  -- Principal Amount $10,750,000,
                        (232-247)  Bonds of 1981 Series AP Nos. 1-16  -- Principal Amount
                                                                      $124,000,000,
                            (248)  Bonds of 1985 Series A             -- Principal Amount $35,000,000,
                            (249)  Bonds of 1985 Series B             -- Principal Amount $50,000,000,
                            (250)  Bonds of Series PP                 -- Principal Amount $70,000,000,
                            (251)  Bonds of Series RR                 -- Principal Amount $70,000,000,
                            (252)  Bonds of Series EE                 -- Principal Amount $50,000,000,
                        (253-254)  Bonds of Series MMP and MMP No. 2  -- Principal Amount $5,430,000,
                            (255)  Bonds of Series T                  -- Principal Amount $75,000,000,
                            (256)  Bonds of Series U                  -- Principal Amount $75,000,000,
                            (257)  Bonds of 1986 Series B             -- Principal Amount
                                                                      $100,000,000,
                            (258)  Bonds of 1987 Series D             -- Principal Amount
                                                                      $250,000,000,
                            (259)  Bonds of 1987 Series E             -- Principal Amount
                                                                      $150,000,000,
                            (260)  Bonds of 1987 Series C             -- Principal Amount
                                                                      $225,000,000,
                            (261)  Bonds of Series V                  -- Principal Amount
                                                                      $100,000,000,
                            (262)  Bonds of Series SS                 -- Principal Amount
                                                                      $150,000,000,
                            (263)  Bonds of 1980 Series B             -- Principal Amount
                                                                      $100,000,000,
                            (264)  Bonds of 1986 Series C             -- Principal Amount
                                                                      $200,000,000,
                            (265)  Bonds of 1986 Series A             -- Principal Amount
                                                                      $200,000,000,
                            (266)  Bonds of 1987 Series B             -- Principal Amount
                                                                      $175,000,000,
                            (267)  Bonds of Series X                  -- Principal Amount
                                                                      $100,000,000,
                            (268)  Bonds of 1987 Series F             -- Principal Amount
                                                                      $200,000,000,
                            (269)  Bonds of 1987 Series A             -- Principal Amount
                                                                      $300,000,000,
                            (270)  Bonds of Series Y                  -- Principal Amount $60,000,000,
                            (271)  Bonds of Series Z                  -- Principal Amount
                                                                      $100,000,000,

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                        all of which have either been retired and cancelled, or no longer represent obligations of the Company, having been
                        called for redemption and funds necessary to effect the
                        payment, redemption and retirement thereof having been
                        deposited with the Trustee as a special trust fund to be
                        applied for such purpose;

                        (272) Bonds of Series R in the principal amount of One hundred million dollars ($100,000,000), all of which are outstanding at the date hereof;

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
                        (273) Bonds of Series S in the principal amount of One
                        hundred fifty million dollars ($150,000,000), all of which are outstanding at the date hereof;

                        (274-279) Bonds of Series KKP Nos. 9-14 in the principal amount of One hundred ninety-three million two hundred ninety thousand dollars ($193,290,000), all of which are outstanding at the date hereof;

                        (280) Bonds of 1984 Series AP in the principal amount of Two million four hundred thousand dollars ($2,400,000), all of which are outstanding at the date hereof;

                        (281) Bonds of 1984 Series BP in the principal amount of Seven million seven hundred fifty thousand dollars
                        ($7,750,000), all of which are outstanding at the date hereof;

                        (282) Bonds of 1989 Series A in the principal amount of
                        Three hundred million dollars ($300,000,000) of which One
                        hundred thirty-one million seven hundred fifteen thousand
                        dollars ($131,715,000) principal amount have heretofore been retired and One hundred sixty-eight million two hundred
                        eighty-five thousand dollars ($168,285,000) principal amount are outstanding at the date hereof;

                        (283) Bonds of 1989 Series BP in the principal amount of Sixty-six million five hundred sixty-five thousand dollars
                        ($66,565,000), all of which are outstanding at the date hereof;

                        (284) Bonds of 1990 Series A in the principal amount of One hundred ninety-four million six hundred forty-nine thousand dollars ($194,649,000) of which Thirty-one million three
                        hundred ninety-five thousand dollars ($31,395,000) principal amount have heretofore been retired and One hundred
                        sixty-three million two hundred fifty-four thousand dollars
                        ($163,254,000) principal amount are outstanding at the date hereof;

                        (285) Bonds of 1990 Series B in the principal amount of Two hundred fifty-six million nine hundred thirty-two thousand dollars ($256,932,000) of which Forty-seven million five
                        hundred eighty thousand dollars ($47,580,000) principal
                        amount have heretofore been retired and Two hundred nine
                        million three hundred fifty-two thousand dollars
                        ($209,352,000) principal amount are outstanding at the date hereof;

                        (286) Bonds of 1990 Series C in the principal amount of Eighty-five million four hundred seventy-five thousand dollars ($85,475,000) of which Seventeen million ninety-five thousand dollars ($17,095,000) principal amount have heretofore been retired and Sixty-eight million three hundred eighty thousand dollars ($68,380,000) principal amount are outstanding at the date hereof;

                        (287) Bonds of 1991 Series AP in the principal amount of Thirty-two million three hundred seventy-five thousand dollars ($32,375,000), all of which are outstanding at the date hereof;

                        (288) Bonds of 1991 Series BP in the principal amount of Twenty-five million nine hundred ten thousand dollars
                        ($25,910,000), all of which are outstanding at the date hereof;

                        (289) Bonds of 1991 Series CP in the principal amount of Thirty-two million eight hundred thousand dollars
                        ($32,800,000), all of which are outstanding at the date hereof;

                        (290) Bonds of 1991 Series DP in the principal amount of Thirty-seven million six hundred thousand dollars
                        ($37,600,000), all of which are outstanding at the date hereof;

                        (291) Bonds of 1991 Series EP in the principal amount of Forty-one million four hundred eighty thousand dollars
                        ($41,480,000), all of which are outstanding at the date hereof;

                        (292) Bonds of 1991 Series FP in the principal amount of Ninety-eight million three hundred seventy-five thousand dollars ($98,375,000), all of which are outstanding at the date hereof;

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
                        (293) Bonds of 1992 Series BP in the principal amount of Twenty million nine hundred seventy-five thousand dollars ($20,975,000), all of which are outstanding at the date hereof;

                        (294) Bonds of 1992 Series AP in the principal amount of Sixty-six million dollars ($66,000,000), all of which are outstanding at the date hereof;

                        (295) Bonds of 1992 Series D in the principal amount of Three hundred million dollars ($300,000,000), all of which are outstanding at the date hereof;

                        (296) Bonds of 1992 Series CP in the principal amount of
                        Thirty-five million dollars ($35,000,000), all of which are outstanding at the date hereof;

                        (297) Bonds of 1992 Series E in the principal amount of Fifty million dollars ($50,000,000), all of which are outstanding at the date hereof;

                        (298) Bonds of 1989 Series BP No. 2 in the principal amount of Thirty-six million dollars ($36,000,000), all of which
                        are outstanding at the date hereof;

                        (299) Bonds of 1993 Series C in the principal amount of Two hundred twenty-five million dollars ($225,000,000), all of which are outstanding at the date hereof;

                        (300) Bonds of 1993 Series B in the principal amount of Fifty million dollars ($50,000,000), all of which are outstanding at the date hereof;

                        (301) Bonds of 1993 Series E in the principal amount of Four hundred million dollars ($400,000,000), all of which are
                        outstanding at the date hereof;
                        (302) Bonds of 1993 Series D in the principal amount of One hundred million dollars ($100,000,000), all of which are
                        outstanding at the date hereof;
                        (303) Bonds of 1993 Series FP in the principal amount of
                        Five million six hundred eighty-five thousand dollars
                        ($5,685,000), all of which are outstanding at the date
                        hereof;
                        (304) Bonds of 1993 Series G in the principal amount of Two hundred twenty-five million dollars ($225,000,000), all of which are outstanding at the date hereof;
                        (305) Bonds of 1993 Series J in the principal amount of
                        Three hundred million dollars ($300,000,000), all of which are outstanding at the date hereof;
                        (306) Bonds of 1993 Series IP in the principal amount of
                        Five million eight hundred twenty-five thousand dollars
                        ($5,825,000), all of which are outstanding at the date
                        hereof;
                        (307) Bonds of 1993 Series AP in the principal amount of
                        Sixty-five million dollars ($65,000,000), all of which are outstanding at the date hereof;
                        (308) Bonds of 1993 Series H in the principal amount of
                        Fifty million dollars ($50,000,000), all of which are
                        outstanding at the date hereof;
                        (309) Bonds of 1993 Series K in the principal amount of One hundred sixty million dollars ($160,000,000), all of which are outstanding at the date hereof;
                        (310) Bonds of 1994 Series AP in the principal amount of
                        Seven million five hundred thirty-five thousand dollars
                        ($7,535,000), all of which are outstanding at the date
                        hereof;
                        and, accordingly, of the bonds so issued, three billion four hundred ninety-nine million eight hundred thirty-six
                        thousand dollars ($3,499,836,000) principal amount are out-
                        standing at the date hereof; and
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
REASON FOR                 WHEREAS, the Michigan Strategic Fund has agreed to issue
CREATION OF              and sell $12,935,000 principal amount of its Limited
NEW SERIES.              Obligation Refunding Revenue Bonds (The Detroit Edison
                         Company Pollution Control Bonds Project), Collateralized
                         Series 1994BB, in order to provide funds for the refunding of certain pollution control related bonds previously issued to finance pollution control projects of the Company; and
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
                           WHEREAS, the Company will enter into a Loan Agreement,
                         dated as of June 15, 1994, with the Michigan Strategic Fund in connection with the issuance of the Collateralized Series
                         1994BB Bonds in order to refund certain pollution control
                         related bonds, and pursuant to such Loan Agreement the
                         Company has agreed to issue its General and Refunding
                         Mortgage Bonds under the Indenture in order further to
                         secure its obligations under such Loan Agreement; and
                           WHEREAS, for such purposes the Company desires to issue
                         new series of bonds to be issued under the Indenture and to be authenticated and delivered pursuant to Section 8 of
                         Article III of the Indenture; and
BONDS TO BE                WHEREAS, the Company desires by this Supplemental
1994 SERIES BP.          Indenture to create a new series of bonds, to be designated
                         "General and Refunding Mortgage Bonds, 1994 Series BP"; and
FURTHER                    WHEREAS, the Original Indenture, by its terms, includes in
ASSURANCE.               the property subject to the lien thereof all of the estates and properties, real, personal and mixed, rights, privileges and franchises of every nature and kind and wheresoever
                         situate, then or thereafter owned or possessed by or
                         belonging to the Company or to which it was then or at any time thereafter might be entitled in law or in equity
                         (saving and excepting, however, the property therein
                         specifically excepted or released from the lien thereof),
                         and the Company therein covenanted that it would, upon
                         reasonable request, execute and deliver such further
                         instruments as may be necessary or proper for the better
                         assuring and confirming unto the Trustee all or any part of the trust estate, whether then or thereafter owned or
                         acquired by the Company (saving and excepting, however,
                         property specifically excepted or released from the lien
                         thereof); and
AUTHORIZATION              WHEREAS, the Company in the exercise of the powers and
OF SUPPLEMENTAL          authority conferred upon and reserved to it under and by
INDENTURE.               virtue of the provisions of the Indenture, and pursuant to resolutions of its Board of Directors has duly resolved and determined to make, execute and deliver to the Trustee a
                         supplemental indenture in the form hereof for the purposes herein provided; and
                           WHEREAS, all conditions and requirements necessary to make this Supplemental Indenture a valid and legally binding
                         instrument in accordance with its terms have been done,
                         performed and fulfilled, and the execution and delivery
                         hereof have been in all respects duly authorized;
CONSIDERATION              NOW, THEREFORE, THIS INDENTURE WITNESSETH: That The
FOR SUPPLEMENTAL         Detroit Edison Company, in consideration of the premises and
INDENTURE.               of the covenants contained in the Indenture and of the sum of One Dollar ($1.00) and other good and valuable
                         consideration to it duly paid by the Trustee at or before
                         the ensealing and delivery of these presents, the receipt
                         whereof is hereby acknowledged, hereby covenants and agrees to and with the Trustee and its successors in the trusts
                         under the Original Indenture and in said indentures
                         supplemental thereto as follows:

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
                                               PART I.
                                 CREATION OF THREE HUNDRED FOURTEENTH
                                           SERIES OF BONDS.

                                 GENERAL AND REFUNDING MORTGAGE BONDS,
                                            1994 SERIES BP

CERTAIN TERMS              SECTION 1. The Company hereby creates the Three hundred
OF BONDS OF              fourteenth series of bonds to be issued under and secured by
1994 SERIES BP.          the Original Indenture as amended to date and as further
                         amended by this Supplemental Indenture, to be designated,
                         and to be distinguished from the bonds of all other series, by the title "General and Refunding Mortgage Bonds, 1994
                         Series BP" (elsewhere herein referred to as the "bonds of
                         1994 Series BP"). The aggregate principal amount of bonds of
                         1994 Series BP shall be limited to Twelve million nine
                         hundred thirty-five thousand dollars ($12,935,000), except as provided in Sections 7 and 13 of Article II of the
                         Original Indenture with respect to exchanges and
                         replacements of bonds.

                           Each bond of 1994 Series BP is to be irrevocably assigned
                         to, and registered in the name of, NBD Bank, N.A., as
                         trustee, or a successor trustee (said trustee or any
                         successor trustee being hereinafter referred to as the
                         "Strategic Fund Trust Indenture Trustee"), under the Trust
                         Indenture, dated as of June 15, 1994 (hereinafter called the
                         "Strategic Fund Trust Indenture"), between the Michigan
                         Strategic Fund (hereinafter called "Strategic Fund"), and
                         the Strategic Fund Trust Indenture Trustee, to secure
                         payment of the Michigan Strategic Fund Limited Obligation
                         Refunding Revenue Bonds (The Detroit Edison Company
                         Pollution Control Bonds Project), Collateralized Series
                         1994BB (hereinafter called the "Strategic Fund Revenue
                         Bonds"), issued by the Strategic Fund under the Strategic
                         Fund Trust Indenture, the proceeds of which have been
                         provided for the refunding of certain pollution control
                         related bonds which the Company has agreed to refund
                         pursuant to the provisions of the Loan Agreement, dated as of June 15, 1994 (hereinafter called the "Strategic Fund
                         Agreement"), between the Company and the Strategic Fund.

                           The bonds of 1994 Series BP shall be issued as registered
                         bonds without coupons in denominations of a multiple of
                         $5,000. The bonds of 1994 Series BP shall be issued in the aggregate principal amount of $12,935,000, shall mature on
                         June 15, 2024 and shall bear interest, payable semi-annually on June 15 and December 15 of each year (commencing December
                         15, 1994), at the rate of 6.45%, until the principal thereof shall have become due and payable and thereafter until the
                         Company's obligation with respect to the payment of said
                         principal shall have been discharged as provided in the
                         Indenture.

                           The bonds of 1994 Series BP shall be payable as to
                         principal, premium, if any, and interest as provided in the
                         Indenture, but only to the extent and in the manner herein provided. The bonds of 1994 Series BP shall be payable, both as to principal and interest, at the office or agency of the
                         Company in the Borough of Manhattan, The City and State of
                         New York, in any coin or currency of the United States of
                         America which at the time of payment is legal tender for
                         public and private debts.

                           Except as provided herein, each bond of 1994 Series BP
                         shall be dated the date of its authentication and interest shall be payable on the principal represented thereby from the June 15 or December 15 next preceding the date thereof to which interest has been paid on bonds of 1994 Series BP, unless the bond is authenticated on a date to which interest has been paid, in which case interest shall be payable from the date of authentication, or unless the date of
                         authentication is prior to December 15, 1994, in which case interest shall be payable from June 15, 1994.
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
                           The bonds of 1994 Series BP in definitive form shall be,
                         at the election of the Company, fully engraved or shall be lithographed or printed in authorized denominations as
                         aforesaid and numbered 1 and upwards (with such further
                         designation as may be appropriate and desirable to indicate by such designation the form, series and denominations of
                         bonds of 1994 Series BP). Until bonds of 1994 Series BP in definitive form are ready for delivery, the Company may
                         execute, and upon its request in writing the Trustee shall authenticate and deliver in lieu thereof, bonds of 1994
                         Series BP in temporary form, as provided in Section 10 of
                         Article II of the Indenture. Temporary bonds of 1994 Series
                         BP, if any, may be printed and may be issued in authorized denominations in substantially the form of definitive bonds of 1994 Series BP, but with such omissions, insertions and variations as may be appropriate for temporary bonds, all as may be determined by the Company.

                           Bonds of 1994 Series BP shall not be assignable or
                         transferable except as may be required to effect a transfer to any successor trustee under the Strategic Fund Trust
                         Indenture, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under the
                         Strategic Fund Trust Indenture. Any such transfer shall be made upon surrender thereof for cancellation at the office or agency of the Company in the Borough of Manhattan, The
                         City and State of New York, together with a written
                         instrument of transfer (if so required by the Company or by the Trustee) in form approved by the Company duly executed by the holder or by its duly authorized attorney. Bonds of
                         1994 Series BP shall in the same manner be exchangeable for a like aggregate principal amount of bonds of 1994 Series BP upon the terms and conditions specified herein and in
                         Section 7 of Article II of the Indenture. The Company waives its rights under Section 7 of Article II of the Indenture
                         not to make exchanges or transfers of bonds of 1994 Series
                         BP, during any period of ten days next preceding any
                         redemption date for such bonds.

                           Bonds of 1994 Series BP, in definitive and temporary form, may bear such legends as may be necessary to comply with any law or with any rules or regulations made pursuant thereto or as may be specified in the Strategic Fund Agreement.

                           Upon payment of the principal or premium, if any, or
                         interest on the Strategic Fund Revenue Bonds, whether at
                         maturity or prior to maturity by redemption or otherwise, or upon provision for the payment thereof having been made in accordance with Articles I or IV of the Strategic Fund Trust
                         Indenture, bonds of 1994 Series BP in a principal amount
                         equal to the principal amount of the Strategic Fund Revenue
                         Bonds, shall, to the extent of such payment of principal,
                         premium or interest, be deemed fully paid and the obligation of the Company thereunder to make such payment shall
                         forthwith cease and be discharged, and, in the case of the payment of principal and premium, if any, such bonds shall be surrendered for cancellation or presented for appropriate notation to the Trustee.

REDEMPTION                 SECTION 2. Bonds of 1994 Series BP shall be redeemed on
OF BONDS OF              the date and in the respective principal amount which
1994 SERIES BP.          correspond to the redemption date for, and the principal
                         amount to be redeemed of, the Strategic Fund Revenue Bonds.
                         In the event the Company elects to redeem any Strategic Fund
                         Revenue Bonds prior to maturity in accordance with the
                         provisions of the Strategic Fund Trust Indenture, the
                         Company shall on the same date redeem bonds of 1994 Series
                         BP in the principal amount and at the redemption price
                         corresponding to the Strategic Fund Revenue Bonds so
                         redeemed. The Company agrees to give the Trustee notice of any such redemption of bonds of 1994 Series BP on the same date as it gives notice of redemption of Strategic Fund
                         Revenue Bonds to the Strategic Fund Trust Indenture Trustee.

                                        8

REDEMPTION                 SECTION 3. In the event of an Event of Default under the
OF BONDS OF 1994 SERIES  Strategic Fund Trust Indenture and the acceleration of all
BP IN EVENT OF           Strategic Fund Revenue Bonds, the bonds of 1994 Series BP
ACCELERATION             shall be redeemable in whole upon receipt by the Trustee of
OF STRATEGIC FUND        a written demand (hereinafter called a "Redemption Demand")
REVENUE BONDS.           from the Strategic Fund Trust Indenture Trustee stating that there has occurred under the Strategic Fund Trust Indenture both an Event of Default and a declaration of acceleration of payment of principal, accrued interest and premium, if
                         any, on the Strategic Fund Revenue Bonds, specifying the
                         last date to which interest on the Strategic Fund Revenue
                         Bonds has been paid (such date being hereinafter referred to as the "Initial Interest Accrual Date") and demanding
                         redemption of the bonds of said series. The Trustee shall, within five days after receiving such Redemption Demand,
                         mail a copy thereof to the Company marked to indicate the
                         date of its receipt by the Trustee. Promptly upon receipt by the Company of such copy of a Redemption Demand, the Company shall fix a date on which it will redeem the bonds of said series so demanded to be redeemed (hereinafter called the
                         "Demand Redemption Date"). Notice of the date fixed as the
                         Demand Redemption Date shall be mailed by the Company to the
                         Trustee at least ten days prior to such Demand Redemption
                         Date. The date to be fixed by the Company as and for the
                         Demand Redemption Date may be any date up to and including the earlier of (x) the 60th day after receipt by the Trustee of the Redemption Demand or (y) the maturity date of such
                         bonds first occurring following the 20th day after the
                         receipt by the Trustee of the Redemption Demand; provided, however, that if the Trustee shall not have received such
                         notice fixing the Demand Redemption Date on or before the
                         10th day preceding the earlier of such dates, the Demand
                         Redemption Date shall be deemed to be the earlier of such
                         dates. The Trustee shall mail notice of the Demand
                         Redemption Date (such notice being hereinafter called the
                         "Demand Redemption Notice") to the Strategic Fund Trust
                         Indenture Trustee not more than ten nor less than five days prior to the Demand Redemption Date.

                           Each bond of 1994 Series BP shall be redeemed by the
                         Company on the Demand Redemption Date therefore upon
                         surrender thereof by the Strategic Fund Trust Indenture
                         Trustee to the Trustee at a redemption price equal to the
                         principal amount thereof plus accrued interest thereon at
                         the rate specified for such bond from the Initial Interest
                         Accrual Date to the Demand Redemption Date plus an amount
                         equal to the aggregate premium, if any, due and payable on such Demand Redemption Date on all Strategic Fund Revenue
                         Bonds; provided, however, that in the event of a receipt by the Trustee of a notice that, pursuant to Section 604 of the
                         Strategic Fund Trust Indenture, the Strategic Fund Trust
                         Indenture Trustee has terminated proceedings to enforce any right under the Strategic Fund Trust Indenture, then any
                         Redemption Demand shall thereby be rescinded by the
                         Strategic Fund Trust Indenture Trustee, and no Demand
                         Redemption Notice shall be given, or, if already given,
                         shall be automatically annulled; but no such rescission or annulment shall extend to or affect any subsequent default or impair any right consequent thereon.

                           Anything herein contained to the contrary notwithstanding, the Trustee is not authorized to take any action pursuant to a Redemption Demand and such Redemption Demand shall be of no force or effect, unless it is executed in the name of the
                         Strategic Fund Trust Indenture Trustee by its President or
                         one of its Vice Presidents.

FORM OF BONDS              SECTION 4. The bonds of 1994 Series BP and the form of
OF 1994 SERIES BP.       Trustee's Certificate to be endorsed on such bonds shall be substantially in the following forms, respectively:

                                         [FORM OF FACE OF BOND]

                                      THE DETROIT EDISON COMPANY
                                  General and Refunding Mortgage Bond
                                1994 Series BP, 6.45% due June 15, 2024

                           Notwithstanding any provisions hereof or in the Indenture, this bond is not assignable or transferable except as may be required to effect a transfer to any successor trustee under the Trust Indenture, dated as of June 15, 1994 between the
                         Michigan Strategic Fund and NBD Bank, N.A., as trustee, or, subject to compliance with applicable law, as may be
                         involved in the course of the exercise of rights and
                         remedies consequent upon an Event of Default under said
                         Trust Indenture.

                           $.........                                    No..........

                           THE DETROIT EDISON COMPANY (hereinafter called the
                         "Company"), a corporation of the State of Michigan, for
                         value received, hereby promises to pay to the Michigan
                         Strategic Fund, or registered assigns, at the Company's
                         office or agency in the Borough of Manhattan, The City and
                         State of New York, the principal sum of
                         dollars ($          ) in lawful money of the United States
                         of America on the date specified in the title hereof and
                         interest thereon at the rate specified in the title hereof, in like lawful money, from June 15, 1994, and after the
                         first payment of interest on bonds of this Series has been made or otherwise provided for, from the most recent date to which interest has been paid or otherwise provided for,
                         semi-annually on June 15 and December 15 of each year
                         (commencing December 15, 1994), until the Company's
                         obligation with respect to payment of said principal shall have been discharged, all as provided, to the extent and in the manner specified in the Indenture hereinafter mentioned on the reverse hereof and in the supplemental indenture
                         pursuant to which this bond has been issued.

                           Under a Trust Indenture, dated as of June 15, 1994
                         (hereinafter called the "Strategic Fund Trust Indenture"), between the Michigan Strategic Fund (hereinafter called
                         "Strategic Fund"), and NBD Bank, N.A., as trustee
                         (hereinafter called the "Strategic Fund Trust Indenture
                         Trustee"), the Strategic Fund has issued Limited Obligation
                         Refunding Revenue Bonds (The Detroit Edison Company
                         Pollution Control Bonds Project), Collateralized Series
                         1994BB (hereinafter called the "Strategic Fund Revenue
                         Bonds"). This bond was originally issued to the Strategic
                         Fund and simultaneously irrevocably assigned to the
                         Strategic Fund Trust Indenture Trustee so as to secure the payment of the Strategic Fund Revenue Bonds. Payments of
                         principal of, or premium, if any, or interest on, Strategic
                         Fund Revenue Bonds shall constitute like payments on this
                         bond as further provided herein and in the supplemental
                         indenture pursuant to which this bond has been issued.

                           Reference is hereby made to such further provisions of
                         this bond set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as
                         though set forth at this place.

                           This bond shall not be valid or become obligatory for any
                         purpose until Bankers Trust Company, the Trustee under the
                         Indenture hereinafter mentioned on the reverse hereof, or
                         its successor thereunder, shall have signed the form of
                         certificate endorsed hereon.

                                        10

                           IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY has caused
                         this instrument to be executed by its Chairman of the Board and its Vice President and Treasurer, with their manual or facsimile signatures, and its corporate seal, or a facsimile thereof, to be impressed or imprinted hereon and the same to be attested by its Corporate Secretary or an Assistant
                         Corporate Secretary with his or her manual or facsimile
                         signature.

                         Dated:                                     THE DETROIT EDISON COMPANY
                                                                    By ............................
                                                                    Chairman of the Board
                                                                    ............................
                                                                        Vice President
                         Attest:                                        and Treasurer
                         ............................
                         Corporate Secretary

                                         [FORM OF REVERSE OF BOND]

                           This bond is one of an authorized issue of bonds of the
                         Company, unlimited as to amount except as provided in the
                         Indenture hereinafter mentioned or any indentures
                         supplemental thereto, and is one of a series of General and
                         Refunding Mortgage Bonds known as 1994 Series BP, limited to an aggregate principal amount of $12,935,000, except as
                         otherwise provided in the Indenture hereinafter mentioned.
                         This bond and all other bonds of said series are issued and to be issued under, and are all equally and ratably secured
                         (except insofar as any sinking, amortization, improvement or analogous fund, established in accordance with the
                         provisions of the Indenture hereinafter mentioned, may
                         afford additional security for the bonds of any particular series and except as provided in Section 3 of Article VI of said Indenture) by an Indenture, dated as of October 1,
                         1924, duly executed by the Company to Bankers Trust Company, a corporation of the State of New York, as Trustee, to which
                         Indenture and all indentures supplemental thereto (including the Supplemental Indenture dated as of June 15, 1994)
                         reference is hereby made for a description of the properties and franchises mortgaged and conveyed, the nature and extent of the security, the terms and conditions upon which the
                         bonds are issued and under which additional bonds may be
                         issued, and the rights of the holders of the bonds and of
                         the Trustee in respect of such security (which Indenture and all indentures supplemental thereto, including the
                         Supplemental Indenture dated as of June 15, 1994, are
                         hereinafter collectively called the "Indenture"). As
                         provided in the Indenture, said bonds may be for various
                         principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as in said Indenture provided. With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the
                         Company and of the holders of the bonds and the terms and
                         provisions of the Indenture, or of any indenture
                         supplemental thereto, may be modified or altered in certain respects by affirmative vote of at least eighty-five percent
                         (85%) in amount of the bonds then outstanding, and, if the rights of one or more, but less than all, series of bonds
                         then outstanding are to be affected by the action proposed to be taken, then also by affirmative vote of at least
                         eighty-five percent (85%) in amount of the series of bonds so to be affected (excluding in every instance bonds
                         disqualified from voting by reason of the Company's interest therein as specified in the Indenture); provided, however, that, without the consent of the holder hereof, no such
                         modification or alteration shall, among other things, affect the terms of payment of the principal of or the interest on this bond, which in those respects is unconditional.

                           This bond is redeemable upon the terms and conditions set
                         forth in the Indenture, including provision for redemption upon demand of the Strategic Fund Trust Indenture Trustee
                         following the occurrence of an Event of Default under the
                         Strategic Fund Trust Indenture and the acceleration of the principal of the Strategic Fund Revenue Bonds.

                           Under the Indenture, funds may be deposited with the
                         Trustee (which shall have become available for payment), in advance of the redemption date of any of the bonds of 1994
                         Series BP (or portions thereof), in trust for the redemption of such bonds (or portions thereof) and the interest due or to become due thereon, and thereupon all obligations of the
                         Company in respect of such bonds (or portions thereof) so to be redeemed and such interest shall cease and be discharged, and the holders thereof shall thereafter be restricted
                         exclusively to such funds for any and all claims of
                         whatsoever nature on their part under the Indenture or with respect to such bonds (or portions thereof) and interest.

                           In case an event of default, as defined in the Indenture,
                         shall occur, the principal of all the bonds issued
                         thereunder may become or be declared due and payable, in the manner, with the effect and subject to the conditions
                         provided in the Indenture.

                                        12

                           Upon payment of the principal of, or premium, if any, or
                         interest on, the Strategic Fund Revenue Bonds, whether at
                         maturity or prior to maturity by redemption or otherwise or upon provision for the payment thereof having been made in accordance with Articles I or IV of the Strategic Fund Trust
                         Indenture, bonds of 1994 Series BP in a principal amount
                         equal to the principal amount of such Strategic Fund Revenue
                         Bonds and having both a corresponding maturity date and
                         interest rate shall, to the extent of such payment of
                         principal, premium or interest, be deemed fully paid and the obligation of the Company thereunder to make such payment
                         shall forthwith cease and be discharged, and, in the case of the payment of principal and premium, if any, such bonds of said series shall be surrendered for cancellation or
                         presented for appropriate notation to the Trustee.

                           This bond is not assignable or transferable except as may
                         be required to effect a transfer to any successor trustee
                         under the Strategic Fund Trust Indenture, or, subject to
                         compliance with applicable law, as may be involved in the
                         course of the exercise of rights and remedies consequent
                         upon an Event of Default under the Strategic Fund Trust
                         Indenture. Any such transfer shall be made by the registered holder hereof, in person or by his attorney duly authorized in writing, on the books of the Company kept at its office or agency in the Borough of Manhattan, The City and State of
                         New York, upon surrender and cancellation of this bond, and thereupon, a new registered bond of the same series of
                         authorized denominations for a like aggregate principal
                         amount will be issued to the transferee in exchange
                         therefor, and this bond with others in like form may in like manner be exchanged for one or more new bonds of the same
                         series of other authorized denominations, but of the same
                         aggregate principal amount, all as provided and upon the
                         terms and conditions set forth in the Indenture, and upon
                         payment, in any event, of the charges prescribed in the
                         Indenture.

                           No recourse shall be had for the payment of the principal
                         of or the interest on this bond, or for any claim based
                         hereon or otherwise in respect hereof or of the Indenture, or of any indenture supplemental thereto, against any
                         incorporator, or against any past, present or future
                         stockholder, director or officer, as such, of the Company, or of any predecessor or successor corporation, either
                         directly or through the Company or any such predecessor or successor corporation, whether for amounts unpaid on stock subscriptions or by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or
                         penalty or otherwise howsoever; all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released by every
                         holder or owner hereof, as more fully provided in the
                         Indenture.

                                        13

                           [FORM OF TRUSTEE'S CERTIFICATE]

FORM OF                    This bond is one of the bonds, of the series designated
TRUSTEE'S                therein, described in the within-mentioned Indenture.
CERTIFICATE.

                                              BANKERS TRUST COMPANY,

                                                              as Trustee

                                              By ...........................
                                                Authorized Officer

                                                PART II.
                                       RECORDING AND FILING DATA

RECORDING AND                The Original Indenture and indentures supplemental
FILING OF ORIGINAL       thereto have been recorded and/or filed and Certificates of
INDENTURE.               Provision for Payment have been recorded as hereinafter set forth.
                             The Original Indenture has been recorded as a real
                         estate mortgage and filed as a chattel mortgage in the
                         offices of the respective Registers of Deeds of certain
                         counties in the State of Michigan as set forth in the
                         Supplemental Indenture dated as of September 1, 1947, has
                         been recorded as a real estate mortgage in the office of the
                         Register of Deeds of Genesee County, Michigan as set forth in the Supplemental Indenture dated as of May 1, 1974, has been filed in the Office of the Secretary of State of
                         Michigan on November 16, 1951 and has been filed and
                         recorded in the office of the Interstate Commerce Commission on December 8, 1969.

RECORDING AND                Pursuant to the terms and provisions of the Original
FILING OF                Indenture, indentures supplemental thereto heretofore
SUPPLEMENTAL             entered into have been recorded as a real estate mortgage
INDENTURES.              and/or filed as a chattel mortgage or as a financing
                         statement in the offices of the respective Registers of
                         Deeds of certain counties in the State of Michigan, the
                         Office of the Secretary of State of Michigan and the Office
                         of the Interstate Commerce Commission, as set forth in
                         supplemental indentures as follows:

                                                                                             RECORDED AND/OR
                                                                                          FILED AS SET FORTH IN
                                   SUPPLEMENTAL                      PURPOSE OF               SUPPLEMENTAL
                                    INDENTURE                       SUPPLEMENTAL                INDENTURE
                                   DATED AS OF                       INDENTURE                DATED AS OF:
                                   ------------                     ------------          ---------------------
                        June 1, 1925(a)(b)................  Series B Bonds                February 1, 1940
                        August 1, 1927(a)(b)..............  Series C Bonds                February 1, 1940
                        February 1, 1931(a)(b)............  Series D Bonds                February 1, 1940
                        June 1, 1931(a)(b)................  Subject Properties            February 1, 1940
                        October 1, 1932(a)(b).............  Series E Bonds                February 1, 1940
                        September 25, 1935(a)(b)..........  Series F Bonds                February 1, 1940
                        September 1, 1936(a)(b)...........  Series G Bonds                February 1, 1940
                        November 1, 1936(a)(b)............  Subject Properties            February 1, 1940
                        February 1, 1940(a)(b)............  Subject Properties            September 1, 1947
                        December 1, 1940(a)(b)............  Series H Bonds and            September 1, 1947
                                                              Additional Provisions
                        September 1, 1947(a)(b)(c)........  Series I Bonds,               November 15, 1951
                                                              Subject Properties and
                                                              Additional Provisions
                        March 1, 1950(a)(b)(c)............  Series J Bonds                November 15, 1951
                                                              and Additional
                                                              Provisions
                        November 15, 1951(a)(b)(c)........  Series K Bonds                January 15, 1953
                                                              Additional Provisions and
                                                              Subject Properties
                        January 15, 1953(a)(b)............  Series L Bonds                May 1, 1953
                        May 1, 1953(a)....................  Series M Bonds                March 15, 1954
                                                              and Subject Properties
                        March 15, 1954(a)(c)..............  Series N Bonds                May 15, 1955
                                                              and Subject Properties
                        May 15, 1955(a)(c)................  Series O Bonds                August 15, 1957
                                                              and Subject Properties
                        August 15, 1957(a)(c).............  Series P Bonds                June 1, 1959
                                                              Additional Provisions and
                                                              Subject Properties
                        June 1, 1959(a)(c)................  Series Q Bonds                December 1, 1966
                                                              and Subject Properties
                        December 1, 1966(a)(c)............  Series R Bonds                October 1, 1968
                                                              Additional Provisions and
                                                              Subject Properties

                                                                                             RECORDED AND/OR
                                                                                          FILED AS SET FORTH IN
                                   SUPPLEMENTAL                      PURPOSE OF               SUPPLEMENTAL
                                    INDENTURE                       SUPPLEMENTAL                INDENTURE
                                   DATED AS OF                       INDENTURE                DATED AS OF:
                                   ------------                     ------------          ---------------------
                        October 1, 1968(a)(c).............  Series S Bonds                December 1, 1969
                                                              and Subject Properties
                        December 1, 1969(a)(c)............  Series T Bonds                July 1, 1970
                                                              and Subject Properties
                        July 1, 1970(c)...................  Series U Bonds                December 15, 1970
                                                              and Subject Properties
                        December 15, 1970(c)..............  Series V and                  June 15, 1971
                                                              Series W Bonds
                        June 15, 1971(c)..................  Series X Bonds                November 15, 1971
                                                              and Subject Properties
                        November 15, 1971(c)..............  Series Y Bonds                January 15, 1973
                                                              and Subject Properties
                        January 15, 1973(c)...............  Series Z Bonds                May 1, 1974
                                                              and Subject Properties
                        May 1, 1974.......................  Series AA Bonds               October 1, 1974
                                                              and Subject Properties
                        October 1, 1974...................  Series BB Bonds               January 15, 1975
                                                              and Subject Properties
                        January 15, 1975..................  Series CC Bonds               November 1, 1975
                                                              and Subject Properties
                        November 1, 1975..................  Series DDP Nos. 1-9 Bonds     December 15, 1975
                                                              and Subject Properties
                        December 15, 1975.................  Series EE Bonds               February 1, 1976
                                                              and Subject Properties
                        February 1, 1976..................  Series FFR Nos. 1-13 Bonds    June 15, 1976
                        June 15, 1976.....................  Series GGP Nos. 1-7 Bonds     July 15, 1976
                                                              and Subject Properties
                        July 15, 1976.....................  Series HH Bonds               February 15, 1977
                                                              and Subject Properties
                        February 15, 1977.................  Series MMP Bonds and Subject  March 1, 1977
                                                              Properties
                        March 1, 1977.....................  Series IIP Nos. 1-7 Bonds,    June 15, 1977
                                                              Series JJP Nos. 1-7 Bonds,
                                                              Series KKP Nos. 1-7 Bonds
                                                              and Series LLP Nos. 1-7
                                                              Bonds
                        June 15, 1977.....................  Series FFR No. 14 Bonds and   July 1, 1977
                                                              Subject Properties
                        July 1, 1977......................  Series NNP Nos. 1-7 Bonds     October 1, 1977
                                                              and Subject Properties
                        October 1, 1977...................  Series GGP Nos. 8-22 Bonds    June 1, 1978
                                                              and Series OOP Nos. 1-17
                                                              Bonds and Subject
                                                              Properties
                        June 1, 1978......................  Series PP Bonds,              October 15, 1978
                                                              Series QQP Nos. 1-9 Bonds
                                                              and Subject Properties
                        October 15, 1978..................  Series RR Bonds               March 15, 1979
                                                              and Subject Properties
                        March 15, 1979....................  Series SS Bonds               July 1, 1979
                                                              and Subject Properties

                                                                                             RECORDED AND/OR
                                                                                          FILED AS SET FORTH IN
                                   SUPPLEMENTAL                      PURPOSE OF               SUPPLEMENTAL
                                    INDENTURE                       SUPPLEMENTAL                INDENTURE
                                   DATED AS OF                       INDENTURE                DATED AS OF:
                                   ------------                     ------------          ---------------------
                        July 1, 1979......................  Series IIP Nos. 8-22 Bonds,   September 1, 1979
                                                              Series NNP Nos. 8-21 Bonds
                                                              and Series TTP Nos. 1-15
                                                              Bonds and Subject
                                                              Properties
                        September 1, 1979.................  Series JJP No. 8 Bonds,       September 15, 1979
                                                              Series KKP No. 8 Bonds,
                                                              Series LLP Nos. 8-15
                                                              Bonds, Series MMP No. 2
                                                              Bonds and Series OOP No.
                                                              18 Bonds and Subject
                                                              Properties
                        September 15, 1979................  Series UU Bonds               January 1, 1980
                        January 1, 1980...................  1980 Series A Bonds and       April 1, 1980
                                                              Subject Properties
                        April 1, 1980.....................  1980 Series B Bonds           August 15, 1980
                        August 15, 1980...................  Series QQP Nos. 10-19 Bonds,  August 1, 1981
                                                              1980 Series CP Nos. 1-12
                                                              Bonds and 1980 Series DP
                                                              No. 1-11 Bonds and Subject
                                                              Properties
                        August 1, 1981....................  1980 Series CP Nos. 13-25     November 1, 1981
                                                              Bonds and Subject
                                                              Properties
                        November 1, 1981..................  1981 Series AP Nos. 1-12      June 30, 1982
                                                              Bonds
                        June 30, 1982.....................  Article XIV Reconfirmation    August 15, 1982
                        August 15, 1982...................  1981 Series AP Nos. 13-14     June 1, 1983
                                                              and Subject Properties
                        June 1, 1983......................  1981 Series AP Nos. 15-16     October 1, 1984
                                                              and Subject Properties
                        October 1, 1984...................  1984 Series AP and 1984       May 1, 1985
                                                              Series BP Bonds and
                                                              Subject Properties
                        May 1, 1985.......................  1985 Series A Bonds           May 15, 1985
                        May 15, 1985......................  1985 Series B Bonds and       October 15, 1985
                                                              Subject Properties
                        October 15, 1985..................  Series KKP No. 9 Bonds and    April 1, 1986
                                                              Subject Properties

                                                                                             RECORDED AND/OR
                                                                                          FILED AS SET FORTH IN
                                   SUPPLEMENTAL                      PURPOSE OF               SUPPLEMENTAL
                                    INDENTURE                       SUPPLEMENTAL                INDENTURE
                                   DATED AS OF                       INDENTURE                DATED AS OF:
                                   ------------                     ------------          ---------------------
                        April 1, 1986.....................  1986 Series A and Subject     August 15, 1986
                                                              Properties
                        August 15, 1986...................  1986 Series B and Subject     November 30, 1986
                                                              Properties
                        November 30, 1986.................  1986 Series C                 January 31, 1987
                        January 31, 1987..................  1987 Series A                 April 1, 1987
                        April 1, 1987.....................  1987 Series B and 1987        August 15, 1987
                                                              Series C
                        August 15, 1987...................  1987 Series D and 1987        November 30, 1987
                                                              Series E and Subject
                                                              Properties
                        November 30, 1987.................  1987 Series F                 June 15, 1989
                        June 15, 1989.....................  1989 Series A                 July 15, 1989
                        July 15, 1989.....................  Series KKP No. 10             December 1, 1989
                        December 1, 1989..................  Series KKP No. 11 and 1989    February 15, 1990
                                                              Series BP
                        February 15, 1990.................  1990 Series A, 1990 Series    November 1, 1990
                                                              B, 1990 Series C, 1990
                                                              Series D, 1990 Series E
                                                              and 1990 Series F
                        November 1, 1990..................  Series KKP No. 12             April 1, 1991
                        April 1, 1991.....................  1991 Series AP                May 1, 1991
                        May 1, 1991.......................  1991 Series BP and 1991       May 15, 1991
                                                              Series CP
                        May 15, 1991......................  1991 Series DP                September 1, 1991
                        September 1, 1991.................  1991 Series EP                November 1, 1991
                        November 1, 1991..................  1991 Series FP                January 15, 1992
                        January 15, 1992..................  1992 Series BP                February 29, 1992 and
                                                                                          April 15, 1992
                        February 29, 1992.................  1992 Series AP                April 15, 1992
                        April 15, 1992....................  Series KKP No. 13             July 15, 1992
                        July 15, 1992.....................  1992 Series CP                November 30, 1992
                        July 31, 1992.....................  1992 Series D                 November 30, 1992
                        November 30, 1992.................  1992 Series E and 1993        March 15, 1993
                                                              Series D
                        December 15, 1992.................  Series KKP No. 14 and 1989    March 15, 1992
                                                              Series BP No. 2
                        January 1, 1993...................  1993 Series C                 April 1, 1993
                        March 1, 1993.....................  1993 Series E                 June 30, 1993
                        March 15, 1993....................  1993 Series D                 September 15, 1993
                        April 1, 1993.....................  1993 Series FP and 1993       September 15, 1993
                                                              Series IP
                        April 26, 1993....................  1993 Series G and Amendment   September 15, 1993
                                                              of Article II, Section 5
                        May 31, 1993......................  1993 Series J                 September 15, 1993
                        September 15, 1993................  1993 Series K                 March 1, 1994
                        March 1, 1994.....................  1993 Series AP                June 15, 1994

                 ------------------------------------------
                 (a) See Supplemental Indenture dated as of July 1, 1970 for
                     Interstate Commerce Commission filing and recordation information.

                 (b) See Supplemental Indenture dated as of May 1, 1953 for
                     Secretary of State of Michigan filing information.

                 (c) See Supplemental Indenture dated as of May 1, 1974 for
                     County of Genesee, Michigan recording and filing information.

                             Further, pursuant to the terms and provisions of the
                         Original Indenture, a Supplemental Indenture dated as March
                         1, 1994 providing for the terms of bonds to be issued
                         thereunder of 1994 Series AP has heretofore been entered
                         into between the Company and the Trustee and has been filed in the Office of the Secretary of State of Michigan as a
                         financing statement on March 29, 1994 (Filing No. 41262B), has been filed and recorded in the Office of the Interstate
                         Commerce Commission (Recordation No. 5485-mmmm>) on March
                         30, 1994, and has been recorded as a real estate mortgage in the offices of the respective Register of Deeds of certain counties in the State of Michigan, as follows:

                                                                                  LIBER OF
                                                                                  MORTGAGES
                                                                                  OR COUNTY
                                    COUNTY                   RECORDED              RECORDS            PAGE
                                    ------                   --------             ---------           ----
                        Genesee........................  March 30, 1994              3013             800-823
                        Huron..........................  March 29, 1994               623             481-504
                        Ingham.........................  March 30, 1994              2164             976-999
                        Lapeer.........................  March 29, 1994               850             362-385
                        Lenawee........................  March 29, 1994              1306             122-145
                        Livingston.....................  March 29, 1994              1812           0662-0685
                        Macomb.........................  March 29, 1994             06275             627-650
                        Mason..........................  March 29, 1994               438           1607-1630
                        Monroe.........................  March 30, 1994              1371           0909-0932
                        Oakland........................  March 29, 1994             14565             148-171
                        Sanilac........................  March 29, 1994              1338             776-799
                        St. Clair......................  March 29, 1994               454             784-807
                        Tuscola........................  March 30, 1994               656             497-520
                        Washtenaw......................  March 29, 1994              2956             926-949
                        Wayne..........................  March 29, 1994             27268              90-113

RECORDING OF                 All the bonds of Series A which were issued under the
CERTIFICATES             Original Indenture dated as of October 1, 1924, and of
OF PROVISION             Series B, C, D, E, F, G, H, I, J, K, L, M, N, O, P, Q, W, Y,
FOR PAYMENT.             Z, AA, BB, CC, DDP Nos. 1-9, FFR Nos. 1-14, GGP Nos. 1-22,
                         HH, IIP Nos. 1-22, JJP Nos. 1-8, KKP Nos. 1-8, LLP Nos.
                         1-15, NNP Nos. 1-21, OOP Nos. 1-18, QQP Nos. 1-17, TTP Nos.
                         1-15, UU, 1980 Series A, 1980 Series CP Nos. 1-25, 1980
                         Series DP Nos. 1-11, 1981 Series AP Nos. 1-16, 1985 Series
                         A, 1985 Series B, 1987 Series A, PP, RR, EE, MMP and MMP No.
                         2 which were issued under Supplemental Indentures dated as of, respectively, June 1, 1925, August 1, 1927, February 1,
                         1931, October 1, 1932, September 25, 1935, September 1,
                         1936, December 1, 1940, September 1, 1947, November 15,
                         1951, January 15, 1953, May 1, 1953, March 15, 1954, May 15,
                         1955, August 15, 1957, December 15, 1970, November 15, 1971,
                         January 15, 1973, May 1, 1974, October 1, 1974, January 15,
                         1975, November 1, 1975, February 1, 1976, June 15, 1976,
                         July 15, 1976, October 1, 1977, March 1, 1977, July 1, 1979,
                         March 1, 1977, March 1, 1977, March 1, 1977, September 1,
                         1979, July 1, 1977, July 1, 1979, September 15, 1979,
                         October 1, 1977, June 1, 1978, October 1, 1977, July 1,
                         1979, January 1, 1980, August 15, 1980, November 1, 1981,
                         May 1, 1985, May 15, 1985, January 31, 1987, June 1, 1978,
                         October 15, 1978, December 15, 1975, February 15, 1977, and
                         September 1, 1979 have matured or have been called for
                         redemption and funds sufficient for such payment or
                         redemption have been irrevocably deposited with the Trustee for that purpose; and Certificates of Provision for Payment have been recorded in the offices of the respective
                         Registers of Deeds of certain counties in the State of
                         Michigan, with respect to all bonds of Series A, B, C, D, E,
                         F, G, H, K, L, M, O, W, BB, CC, DDP Nos. 1 and 2, FFR Nos.
                         1-3, GGP Nos. 1 and 2, IIP No. 1, JJP No. 1, KKP No. 1, LLP
                         No. 1 and GGP No. 8.

                                                  PART III.
                                                THE TRUSTEE.

TERMS AND                    The Trustee hereby accepts the trust hereby declared and
CONDITIONS OF            provided, and agrees to perform the same upon the terms and
ACCEPTANCE OF            conditions in the Original Indenture, as amended to date and
TRUST BY TRUSTEE.        as supplemented by this Supplemental Indenture, and in this
                         Supplemental Indenture set forth, and upon the following
                         terms and conditions:
                             The Trustee shall not be responsible in any manner
                         whatsoever for and in respect of the validity or sufficiency of this Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals
                         contained herein, all of which recitals are made by the
                         Company solely.

                                                PART IV.
                                              MISCELLANEOUS.

CONFIRMATION OF              Except to the extent specifically provided therein, no
SECTION 318(C) OF        provision of this supplemental indenture or any future
TRUST INDENTURE          supplemental indenture is intended to modify, and the
ACT                      parties do hereby adopt and confirm, the provisions of
                         Section 318(c) of the Trust Indenture Act which amend and
                         supercede provisions of the Indenture in effect prior to
                         November 15, 1990.
EXECUTION IN                 THIS SUPPLEMENTAL INDENTURE MAY BE SIMULTANEOUSLY
COUNTERPARTS.            EXECUTED IN ANY NUMBER OF COUNTERPARTS, EACH OF WHICH WHEN
                         SO EXECUTED SHALL BE DEEMED TO BE AN ORIGINAL; BUT SUCH
                         COUNTERPARTS SHALL TOGETHER CONSTITUTE BUT ONE AND THE SAME
                         INSTRUMENT.

                                        20

TESTIMONIUM.                 IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY AND
                           BANKERS TRUST COMPANY HAVE CAUSED THESE PRESENTS TO BE
                         SIGNED IN THEIR RESPECTIVE CORPORATE NAMES BY THEIR
                         RESPECTIVE CHAIRMEN OF THE BOARD, PRESIDENTS, VICE
                         PRESIDENTS, ASSISTANT VICE PRESIDENTS, TREASURERS OR
                         ASSISTANT TREASURERS AND IMPRESSED WITH THEIR RESPECTIVE
                         CORPORATE SEALS, ATTESTED BY THEIR RESPECTIVE SECRETARIES OR
                         ASSISTANT SECRETARIES, ALL AS OF THE DAY AND YEAR FIRST
                         ABOVE WRITTEN.

                                                                          THE DETROIT EDISON COMPANY,
                         (Corporate Seal)                                 By  ______________________
                                                                                  C. C. Arvani
                                                                                Assistant Treasurer

EXECUTION.               Attest:
                         _____________________________
                              Ronald J. Gdowski
                         Assistant Corporate Secretary

                         Signed, sealed and delivered by THE DETROIT
                         EDISON COMPANY, in the presence of
                         _____________________________
                                Jack L. Somers
                         _____________________________
                                Cathy M. Lewis

                         STATE OF MICHIGAN
                                             SS.:
                         COUNTY OF WAYNE
ACKNOWLEDGMENT           On this     day of June, 1994, before me, the subscriber, a
OF EXECUTION             Notary Public within and for the County of Wayne, in the
BY COMPANY.              State of Michigan, personally appeared C. C. Arvani, to me personally known, who, being by me duly sworn, did say that he does business at 2000 Second Avenue, Detroit, Michigan
                         48226 and is the Assistant Treasurer of THE DETROIT EDISON
                         COMPANY, one of the corporations described in and which
                         executed the foregoing instrument; that he knows the
                         corporate seal of the said corporation and that the seal
                         affixed to said instrument is the corporate seal of said
                         corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of
                         Directors and that he subscribed his name thereto by like
                         authority; and said C. C. Arvani, acknowledged said
                         instrument to be the free act and deed of said corporation.

                                                                              ___________________________________
                                        (Notarial Seal)                            Judith Thun, Notary Public
                                                                                        Wayne County, MI
                                                                               My Commission Expires March 4, 1995

                                                                          BANKERS TRUST COMPANY,
                         (Corporate Seal)                                 By  ____________________
                                                                                  R.T. Gorman
                                                                                 Vice President
                         Attest:
                         _____________________________
                                Shikha Dombek
                             Assistant Secretary

                         Signed, sealed and delivered by
                         BANKERS TRUST COMPANY, in the
                         presence of
                         _____________________________
                                 Scott Thiel
                         _____________________________
                                Denise Mitchell


                        STATE OF NEW YORK
                                             SS.:
                        COUNTY OF NEW YORK


ACKNOWLEDGMENT           On this      day of June, 1994, before me, the subscriber, a
OF EXECUTION             Notary Public within and for the County of New York, in the
BY TRUSTEE.              State of New York, personally appeared R.T. Gorman, to me
                         personally known, who, being by me duly sworn, did say that his business office is located at Four Albany Street, New
                         York, New York 10015, and he is Vice President of BANKERS
                         TRUST COMPANY, one of the corporations described in and
                         which executed the foregoing instrument; that he knows the corporate seal of the said corporation and that the seal
                         affixed to said instrument is the corporate seal of said
                         corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of
                         Directors and that he subscribed his name thereto by like
                         authority; and said R.T. Gorman acknowledged said instrument to be the free act and deed of said corporation.

                                        (Notarial Seal)
                                                                                ________________________________
                                                                                          Karen Morena
                                                                                Notary Public, State of New York
                                                                                         No. 41-4991083
                                                                                   Qualified in Queens County
                                                                                   Commission Expires 1-21-96

                         STATE OF MICHIGAN
                                             SS.:
                         COUNTY OF WAYNE


AFFIDAVIT AS TO          C. C. Arvani, being duly sworn, says: that he is the
CONSIDERATION            Assistant Treasurer of THE DETROIT EDISON COMPANY, the
AND GOOD FAITH.          Mortgagor named in the foregoing instrument, and that he has knowledge of the facts in regard to the making of said
                         instrument and of the consideration therefor; that the
                         consideration for said instrument was and is actual and
                         adequate, and that the same was given in good faith for the purposes in such instrument set forth.

                                                                                          ________________
                                                                                            C. C. Arvani
                                Sworn to before me this     day of
                                            June, 1994

                            _______________________________________
                                    Judith Thun, Notary Public
                                         Wayne County, MI
                               My Commission Expires March 4, 1995
                                         (Notarial Seal)

                            This instrument was drafted by Frances B. Rohlman, Esq., 2000 Second
                         Avenue, Detroit, Michigan 48226